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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Fidelity National Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32630 (Commission File Number)	16-1725106 (IRS Employer Identification No.)

601 Riverside Avenue
Jacksonville, Florida 32204
(Address of principal executive offices, including zip code)

(904) 854-8100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

        On June 8, 2017, Fidelity National Financial, Inc. (NYSE: FNF) ("FNF" or the "Company") entered into formal agreements for a transaction with Black Knight Financial Services, Inc. (NYSE: BKFS) ("Black Knight"), including the Reorganization Agreement and Merger Agreement (each as defined below), which will result in the distribution of all of the shares of Class B common stock of Black Knight and all of the membership interests of Black Knight Financial Services, LLC ("BKFS LLC"), in each case, that are held, directly or indirectly, by the Company to the holders of FNF Group common stock.

The Reorganization Agreement

        The Company has entered into a reorganization agreement (the "Reorganization Agreement") with its wholly-owned subsidiary Black Knight Holdings, Inc. ("BKHI") and a newly-formed wholly-owned subsidiary of BKHI, New BKH Corp. ("New BKH"). Pursuant to the Reorganization Agreement, the Company will engage in a series of corporate transactions (collectively, the "Separation"), including the following:

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  BKHI will contribute to New BKH (i) all of the Black Knight Class B common stock indirectly owned by the Company and (ii) all of the membership interests of BKFS LLC indirectly owned by the Company, in exchange for all of the shares of New BKH common stock, following which BKHI will convert into a limited liability company and distribute to the Company all of the shares of New BKH common stock held by BKHI; and

  •
  the Company will cause all of the shares of New BKH common stock to be distributed pro rata to the holders of FNF Group common stock by means of book-entry transfer through an exchange agent; provided, that such distribution shall be subject to the conversion of such shares of New BKH common stock into shares of common stock of Black Knight Holdco Corp. ("New Black Knight"), which will be a newly-established public holding company for Black Knight, pursuant to the Merger Agreement (as discussed in further detail below).

        The Reorganization Agreement contains customary representations, warranties and covenants by the Company. It also contains customary closing conditions, including (i) the absence of any injunction, law, regulation or court order that would prohibit the Separation; (ii) the performance in all material respects by each party to the agreement of the covenants and agreements contained therein to the extent such are required to be performed at or prior to the closing; (iii) the accuracy of the representations and warranties of each party in all material respects (subject to certain exceptions); (iv) receipt of a tax opinion from the tax advisor with respect to the intended tax treatment of the Separation; and (v) the private letter ruling received by the Company from the Internal Revenue Service in connection with the Separation remaining in full force and effect.

        The Reorganization Agreement provides for mutual indemnification obligations between (i) the Company and its subsidiaries (after giving effect to the Separation) and (ii) New BKH and its subsidiaries (including, following the New BKH Effective Time (as defined in the Merger Agreement), New Black Knight and its subsidiaries) from and against any losses incurred by the indemnified party to the extent arising out of or relating to the assets and businesses owned or operated by the indemnifying party before and after the closing, including any losses to the extent resulting from any liability of the indemnifying party, whether incurred before or after the closing. These indemnification obligations exclude any matters relating to taxes (which are addressed exclusively in the Tax Matters Agreement, described below).

        The Reorganization Agreement may be terminated by the mutual agreement of the Company, New BKH and Black Knight. In addition, the Reorganization Agreement may be terminated by the Company if the Merger Agreement is terminated.

        The foregoing summary descriptions of the Reorganization Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Reorganization Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

        The Reorganization Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Reorganization Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

The Merger Agreement

        FNF has entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Black Knight, New Black Knight, New BKH and two newly formed subsidiaries of New Black Knight. The Merger Agreement provides that New BKH will be merged with a wholly-owned subsidiary of New Black Knight and will survive the merger as a subsidiary of New Black Knight, and that immediately thereafter, Black Knight will be merged into a wholly-owned subsidiary of New Black Knight and will survive the merger as a subsidiary of New Black Knight. In the mergers, FNF Group shareholders will ultimately receive a total of approximately 83.3 million shares of New Black Knight common stock, or approximately 0.305551 of a share for each share of FNF Group common stock that they own. The remaining holders of Black Knight's common stock (other than New BKH) will receive one share of New Black Knight common stock for each share of Black Knight common stock they own. Black Knight currently has approximately 154.2 million shares, in the aggregate, of Class A and Class B common stock outstanding. FNF currently has approximately 272.7 million shares of FNF Group common stock outstanding and, at the conclusion of the transactions, New Black Knight will have shares outstanding equal in amount to the Black Knight shares outstanding immediately prior to the conclusion of the transactions. The mergers are expected to be tax-free to all existing FNF Group and Black Knight shareholders.

        The consummation of the mergers is subject to a non-waivable condition that the Merger Agreement be adopted by the affirmative vote of the holders of (a) a majority of all outstanding shares of common stock of Black Knight and (b) a majority of the then-outstanding shares not owned, directly or indirectly, by FNF, any of its subsidiaries (including, without limitation, BKHI, New BKH, New Black Knight, and the two newly formed subsidiaries of New Black Knight), or any officers or directors of FNF or any of its subsidiaries (including, without limitation, BKHI, New BKH, New Black Knight, and the two newly formed subsidiaries of New Black Knight). In addition, the consummation of the mergers is subject to certain other customary closing conditions, including (i) completion of the Separation, (ii) obtaining required regulatory approvals necessary to complete the mergers, (iii) the absence of any law or order from any court or governmental authority restraining, enjoining or prohibiting the transactions, (iv) receipt of opinions from the tax advisor with respect to the intended tax treatment of the mergers, (v) the New BKH Form S-1 and New Black Knight Form S-4 having become effective under the Securities Act and (vi) the shares of New Black Knight common stock having been approved for listing on the New York Stock Exchange ("NYSE").

        The Merger Agreement contains customary representations and warranties made by each of the Company, Black Knight and New BKH. The Company and Black Knight have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to conduct their respective relevant operations in the ordinary course of business consistent with past practice, (ii) not to take certain actions prior to the closing of the mergers without the prior consent of the other party and (iii) not to take certain actions which could reasonably be expected to cause the transactions not to be treated as a tax free transaction.

        The Merger Agreement contains certain customary termination rights for both the Company and Black Knight, including, among others, if the transactions are not consummated on or before the nine month anniversary of the execution of the Merger Agreement (subject to 90-day extension if only regulatory conditions remain to be satisfied), if the Black Knight shareholders do not approve the Merger Agreement, or if either Black Knight or the Company has breached its respective representations, warranties, covenants or agreements such that the related closing condition would not be satisfied (subject to a 30-day cure period).

Other Agreements

        In connection with the transactions contemplated by the Merger Agreement, certain additional agreements have been or will be entered into, including, among others:

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  the Reorganization Agreement (described above);

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  a Tax Matters Agreement among New Black Knight, FNF and New BKH, which will govern the parties' respective rights, responsibilities and obligations with respect to taxes, the filing of tax returns, the control of audits and other tax matters, the form of which is attached as an exhibit to the Merger Agreement;

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  an Interest Exchange Agreement among New Black Knight, Black Knight and the THL Interest Holders (as defined in the Interest Exchange Agreement), pursuant to which, following the closing of the transactions contemplated by the Merger Agreement, the THL Interest Holders will contribute to New Black Knight all of the shares of Black Knight Class B common stock and all of the BKFS LLC membership interests, in each case, that are owned by the THL Interest Holders in exchange for a number of shares of New Black Knight common stock equal to the number of shares of Black Knight Class B common stock contributed;

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  a Second Amended and Restated Corporate Services Agreement between FNF and BKFS LLC, pursuant to which FNF will provide BKFS LLC with certain corporate services and transition assistance after the transactions, the form of which is attached as an exhibit to the Merger Agreement;

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  an Amended and Restated Reverse Corporate Services Agreement between BKFS LLC and FNF, pursuant to which BKFS LLC will provide FNF with certain corporate services and transition assistance after the transactions, the form of which is attached as an exhibit to the Merger Agreement;

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  a Non-Competition Agreement between FNF and New Black Knight, pursuant to which New Black Knight will agree not to engage in or acquire any businesses engaged in certain real estate settlement services (other than technology solutions for such settlement services), subject to certain exceptions, the form of which is attached as an exhibit to the Merger Agreement; and

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  a Sales Promotion Agreement between New Black Knight and FNF providing for, among other things, an agreement by New Black Knight and FNF to co-operate with the other party in promoting such party's products and services to its customers, the form of which is attached as an exhibit to the Merger Agreement.

        Completion of the transactions is anticipated to occur in the third quarter of 2017, although there can be no assurance the transactions will occur within the expected timeframe or at all.

        The foregoing summary descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and the terms of which are incorporated herein by reference.

        The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 8.01.    Other Events.

        On June 9, 2017, FNF and Black Knight issued a joint press release announcing the transactions contemplated by the agreements described herein. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statements Regarding Forward-Looking Information

        This filing contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on FNF management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. FNF undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

        The risks and uncertainties that forward-looking statements are subject to include, but are not limited to:

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  changes in general economic, business and political conditions, including changes in the financial markets;

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  continued weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U.S. economy;

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  the Company's potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to the Company's traditional areas of focus, or difficulties in integrating acquisitions;

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  the Company's dependence on distributions from its title insurance underwriters as its main source of cash flow;

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  significant competition that the Company's operating subsidiaries face;

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  compliance with extensive government regulation of the Company's operating subsidiaries and adverse changes in applicable laws or regulations or in their application by regulators;

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  the Company's ability to successfully execute the Separation and the proposed plan to redeem all FNFV tracking stock; and

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  other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of FNF's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

Additional Information and Where to Find it

        This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transactions, New BKH and New Black Knight will file with the SEC registration statements. New Black Knight's registration statement will also include a proxy statement which will be sent to the Black Knight shareholders in connection with their vote required in connection with the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

        Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC's website, www.sec.gov. These documents (when they are available) can also be obtained free of charge from the respective companies by directing a written request to Fidelity National Financial Services, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, Telephone: 904-854-8100.

Participants in the Solicitation

        The directors and executive officers of FNF and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transaction. Information regarding the directors and executive officers of FNF is available in its definitive proxy statement, which was filed with the SEC on April 26, 2017. Free copies of this document may be obtained as described in the preceding paragraph.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Exhibit Description
2.1	Reorganization Agreement, dated as of June 8, 2017, by and among Fidelity National Financial, Inc., Black Knight Holdings, Inc., and New BKH Corp.
2.2
Agreement and Plan of Merger, dated as of June 8, 2017, by and among Fidelity National Financial, Inc., New BKH Corp., Black Knight Financial Services, Inc., Black Knight Holdco Corp., New BKH Merger Sub, Inc., and BKFS Merger Sub, Inc.*
99.1	Press release dated June 9, 2017 announcing Tax-Free Plan to Distribute Shares of Black Knight Financial Services, Inc. Common Stock

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. FNF agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Financial Services, Inc.
Date: June 9, 2017	By:	/s/ MICHAEL L. GRAVELLE
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit	Description
2.1	Reorganization Agreement, dated as of June 8, 2017, by and among Fidelity National Financial, Inc., Black Knight Holdings, Inc., and New BKH Corp.
2.2
Agreement and Plan of Merger, dated as of June 8, 2017, by and among Fidelity National Financial, Inc., New BKH Corp., Black Knight Financial Services, Inc., Black Knight Holdco Corp., New BKH Merger Sub, Inc., and BKFS Merger Sub, Inc.
99.1	Press release dated June 9, 2017 announcing Tax-Free Plan to Distribute Shares of Black Knight Financial Services, Inc. Common Stock

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX